                                                                    Schedule 4.6

                     Schedule of Warrants Issued (RW Series)


DATE OF                                                     WARRANT       NUMBER           EXERCISE PRICE
ISSUE           NAME                                        NO.           OF SHARES        EXPIRATION DATE
=============== ==========================================  ============= ===============  =========================
9/14/2000       The Homer Fund, Ltd.                        BN-2          400,000          Exercise Price: $1.00
                                                                                           Expires: 9/14/2005

9/15/2000       Robert Deutschman as Trustee of the         RW-1            3,750          Exercise Price: $1.00
                Robert & Ellen Deutschman Family                                           Expires: 9/15/2005
                Trust
                1905 Westridge Terrace
                Los Angeles, CA   90049

9/15/2000       CLB Investment                              RW-2            6,250          Exercise Price: $1.00
                11 Oxford Drive, Lincolnshire, IL                                          Expires: 9/15/2005
                60069

9/15/2000       Timothy I. Maudlin                          RW-3           33,334          Exercise Price: $1.00
                8833 Hidden Oaks Drive, Eden Prairie,                                      Expires: 9/15/2005
                MN   55344

9/15/2000       Steven Garshell                             RW-4           11,111          Exercise Price: $1.00
                13820 Parc Drive, Palm Beach                                               Expires: 9/15/2005
                Gardens, FL   33410

9/15/2000       Herbert I. Byer                             RW-5           25,000          Exercise Price: $1.00
                200 W. North Bend Road, Cincinnati,                                        Expires: 9/15/2005
                OH   45216

9/15/2000       Mark Kroeger                                RW-6           14,500          Exercise Price: $1.00
                18028 Sparrows Nest Drive, Lutz, FL                                        Expires: 9/15/2005
                33544

9/15/2000       U.S. Bank, NA, Trustee FBO Bruce D.         RW-7            6,250          Exercise Price: $1.00
                Leduc SEP/IRA No. 352130-4."                                               Expires: 9/15/2005
                c/o RJ Steichen 120 S 6th Street, Suite
                100, Mpls, MN 55402

9/15/2000       Richard C. Lockwood                         RW-8           50,000          Exercise Price: $1.00
                336 - 124th Lane NW                                                        Expires: 9/15/2005
                Coon Rapids, MN   55448

9/15/2000       Christopher D. Miller                       RW-9           12,500          Exercise Price: $1.00
                4601 Nicklaus Drive                                                        Expires: 9/15/2005
                Lawrence, KS   66047

9/15/2000       Thomas L. Goila Profit Sharing Trust        RW-10          12,500          Exercise Price: $1.00
                U/A 12/1/92                                                                Expires: 9/15/2005
                (Thomas L. Goila, Trustee)
                7880 Ivygate Lane, Cincinnati, Ohio
                45242

                                                                    Schedule 4.6

                     Schedule of Warrants Issued (RW Series)


DATE OF                                                     WARRANT       NUMBER           EXERCISE PRICE
ISSUE           NAME                                        NO.           OF SHARES        EXPIRATION DATE
=============== ==========================================  ============= ===============  =========================
9/15/2000       Bruce Le Duc                                RW-11           3,125          Exercise Price: $1.00
                14400 Rocksborough Road,                                                   Expires: 9/15/2005
                Minnetonka, MN   55345

10/4/2000       Mark Kroeger                                RW-12          40,306          Exercise Price: $1.00
                c/o PaineWebber Incorporated                                               Expires: 10/4/2005
                Attn: Darren Jordan--Reorganization
                Dept., 1000 Harbor Blvd., 6th Floor,
                PO Box 3324, Weehawken, NJ  07087